USAA                       USAA STATE TAX-FREE TRUST
EAGLE                 Florida Tax-Free Money Market Fund
LOGO                   Texas Tax-Free Money Market Fund

                         SUPPLEMENT DATED APRIL 16, 1999
                           TO EACH FUND'S PROSPECTUS
                             DATED AUGUST 1, 1998

Page 17 of each Fund's Prospectus under the heading "Portfolio Managers" is amended to reflect the following change effective April 12, 1999.

Portfolio Managers

REGINA G. SHAFER, Assistant Vice President of Money Market Funds, assumed portolio management responsibilities of the Florida Tax-Free Money Market Fund and the Texas Tax-Free Money Market Fund replacing John C. Bonnell.

Ms. Shafer has four years investment management experience and has worked for us for eight years. She is a Certified Public Accountant and earned the Chartered Financial Analyst designation in 1998. She is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. She holds an MBA from the University of Texas at San Antonio and a BBA from Southwest Texas State University.

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